UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9 , 2017

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including but not limited to, the Company’s expectations with respect to the acquisition of CG Visions, Inc., and the integration of CG Visions' technologies and services with the Company's products, as well as their expected impact on the Company’s future business, financial condition and results of operations, are forward-looking statements. Forward-looking statements generally can be identified by words such as “expect,” "will," "change," “intend,” “target,” “future,” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company's operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and construction business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company's plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the U.S. Securities and Exchange Commission (the “SEC”) including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended December 31, 2015, under the heading Item 1A - "Risk Factors" and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this Current Report on Form 8-K is specifically qualified in its entirety by the aforementioned factors.

You are hereby advised to carefully read this Current Report on Form 8-K in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.

Item 8.01 Other Events

On January 9, 2016 Simpson Manufacturing Co., Inc., through its subsidiary Simpson Strong-Tie Company Inc. (collectively the "Company"), purchased all issued and outstanding equity securities of CG Visions, Inc. ("CG Visions") for up to approximately $21.5 million, including an earn-out of $2.15 million subject to meeting sales targets, and subject to specified holdback provisions and post-closing adjustments. CG Visions currently has 75 employees located at its headquarters in Lafayette, Indiana.

CG Visions was founded in 2000 to bring new ideas and experience in the digital media and construction fields. The CG Visions team developed its building information modeling (“BIM”) technology, estimation tools and software solutions such as BIM Pipeline, e-Home, and Quickstart to assist builders to be more efficient and cost-effective. CG Visions also provides BIM consulting services. CG Visions provides its scalable technologies and services to a number of the top 100 mid-sized to large builders in the United States of America.

This acquisition is expected to enable the Company to build closer partnerships with builders by offering software and services to help them control costs and increase efficiency at all stages of the home building process. The Company expects to look for opportunities to incorporate its products into CG Visions' BIM packages and apply CG Visions’ expertise to the Company's existing and future software initiatives.

Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description

Exhibit 99.1         Press Release dated January 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: January 10, 2017	By	/s/BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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